Third Quarter 2019 Investor Presentation November 6, 2019

ThisSafe presentation includes Harbor statements that are forward Statement-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of El Paso Electric Company (“EE” or the “Company”) by an affiliate of the Infrastructure Investments Fund (the “Merger”), regulatory approvals, the expected timetable for completing the proposed Merger and for obtaining such regulatory approvals; statements regarding the impact of the federal legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “TCJA”); statements regarding current regulatory filings and anticipated regulatory filings; statements regarding expected capital expenditures; statements regarding expected dividends; and statements regarding the adequacy of our liquidity to meet cash requirements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed Merger; satisfaction of the conditions to closing of the proposed Merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on Merger-related issues. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE’s most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  The impact of the TCJA and other U.S. tax reform legislation  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico, and at the Federal Energy Regulatory Commission  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program, the receipt of necessary permits and approvals and our ability to complete construction on budget and on time  Potential delays in our construction and resource contracting schedule due to legal challenges or other reasons  Costs at Palo Verde  Decisions and actions of EE’s regulators and the resulting impact on EE’s cost of capital, sales, and profitability  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Actions by credit rating agencies  Possible physical or cyber-attacks, intrusions or other catastrophic events  A U.S. Government shutdown and the resulting impact on EE’s sales and profitability  Other factors of which EE is currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein. 2

IIF Acquisition Update

- On September 19, 2019, EE received shareholder approval for the Merger
  - Of the shares voted, 99.61% voted to approve and adopt the Merger
- Required regulatory filings(1)(2)

Regulatory Filing	Proceeding Number	Date Filed	Date Approved
Federal Energy Regulatory Commission (“FERC”)(3)	EC19-120-000	August 13, 2019	TBD
U.S. Nuclear Regulatory Commission (“NRC”)	NRC-2019-0214	August 13, 2019	TBD
Federal Communications Commission (“FCC”)	File Number 0008737430	August 13, 2019	TBD
Public Utility Commission of Texas (“PUCT”)(4)(5)	Docket No. 49849	August 13, 2019	TBD
New Mexico Public Regulation Commission (“NMPRC”)(6)	Case No. 19-00234-UT	August 13, 2019	TBD
City of El Paso Franchise Agreement	Matter No. 19-1008-126	September 20, 2019	TBD
Federal Trade Commission (Hart-Scott-Rodino Act)	Transaction Number 20191858	August 16, 2019	September 3, 2019

(1) If the Merger is not consummated by June 1, 2020 because the required approvals have not been obtained, Sun Jupiter Holdings, LLC or EE can extend the date to September 1, 2020
(2) For more information regarding approvals, please reference pages 42-46 of the definitive proxy statement filed by EE with the SEC on August 2, 2019
(3) A FERC ruling is required within 180 days of filing, which is February 10, 2020, but the deadline may be extended 180 days
(4) Hearing has been scheduled for November 20-22, 2019
(5) A PUCT ruling is required within 180 days of filing, which is February 10, 2020, but the deadline may be extended 60 days for cause
(6) Hearing has been scheduled for December 3-6, 2019



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Recent Highlights  On October 1, 2019, EE issued a request for proposals (“RFP”) for an Advanced Metering Infrastructure system, which will improve customer service and reliability, provide better customer programs and services, and spur greater sustainability and regional economic development  Bidder selection is tentatively scheduled for April 1, 2020  Evaluating proposals submitted in an RFP for 141,000 MWh of renewable energy to comply with the New Mexico Renewable Portfolio Standard and New Mexico’s Energy Transition Act  Notice of contract award is tentatively scheduled for October 30, 2019  On October 15, 2019, finalized a new four year collective bargaining agreement with IBEW Local 960  Newman Power Plant was awarded 2019 Innovation Project of the Year by Ovation Users’ Group for control system upgrades  Received the 2019 Corporation of the Year Award from the Southwest Minority Supplier Development Council 4

Recent Highlights (cont.)  On August 26, 2019, EE customers set a new peak demand of 1,985 MW, which was 2.6% higher than the peak established in June 2017 (1) 2,000 1,800 1,600 1,400 1,985 1,935 1,929 1,892 Peak MW’s 1,794 1,766 1,750 1,200 1,714 1,688 1,616 1,571 1,524 1,508 1,428 1,376 1,332 1,000 1,308 1,282 1,199 1,159 1,159 800 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019  During the 3rd Quarter 2019, EE customers established a new record for the most MWH retail sales in any quarter 2,800,000 2,600,000 2,400,000 2,200,000 Q3MWH 2,000,000 2,621,651 2,497,939 1,800,000 2,449,346 2,408,613 2,395,785 2,334,896 2,290,124 2,286,186 2,282,568 2,247,928 2,144,248 2,101,110 1,600,000 2,032,527 1,998,895 1,980,384 1,907,541 1,905,935 1,863,645 1,833,694 1,830,696 1,400,000 1,774,724 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 5 (1) Two separate new peaks were set in 2019. The first peak of 1,952 MW established on August 7, 2019 surpassed the previous record set in June 2017.

Regulatory Update  On September 12, 2019, filed an unopposed settlement agreement and proposed order for the Transmission Cost Recovery Factor (“TCRF”), which is pending approval by the PUCT(1)  On September 13, 2019, filed for a reduction to the Texas fixed fuel factor of 12.21%, which became effective with the first billing cycle of October 2019  On September 27, 2019, the Distribution Cost Recovery Factor was approved by the PUCT and rates became effective in billings beginning October 1, 2019  On September 27, 2019, filed a fuel reconciliation application in Texas to reconcile fuel and purchased power expenses incurred from April 1, 2016 through March 31, 2019  In Q4 2019, anticipate filing for Power Purchase Agreements (“PPAs”) and Certificate of Convenience and Necessity regulatory approvals for new generating resources(2)  In Q4 2019 or early 2020, anticipate filing a Federal Energy Regulatory Commission general rate case (1) On February 20, 2019, EE’s TCRF rate was approved on an interim basis effective July 30, 2019, and is subject to any refund or surcharge following final PUCT approval 6 (2) Summary of anticipated timeline provided on page 15 of appendix

3rd Quarter and YTD Financial Results  GAAP – Q3 2019 net income of $77.9 million (or $1.91 per basic share), compared to Q3 2018 net income of $73.3 million (or $1.80 per basic share)  GAAP – 2019 YTD net income of $110.1 million (or $2.70 per basic share), compared to 2018 YTD net income of $99.6 million (or $2.45 per basic share)  Non-GAAP – Q3 2019 adjusted net income of $74.5 million (or $1.83 per basic share), compared to Q3 2018 adjusted net income of $66.0 million (or $1.62 per basic share)(1)  Non-GAAP – 2019 YTD adjusted net income of $89.8 million (or $2.20 per basic share), compared to 2018 YTD adjusted net income of $91.9 million (or $2.26 per basic share)(1) (1) Adjusted net income and adjusted basic earnings per share are non-GAAP financial measures that reflect net income and basic earnings per share, respectively (the most comparable GAAP financial measures) adjusted to exclude the impact of changes in fair value of EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities held in EE’s Palo Verde nuclear decommissioning trust funds (“NDT”). Refer to slide 14 for a reconciliation of adjusted net income and adjusted basic earnings per share (non-GAAP) to net income and basic earnings per share, 7 respectively (the most comparable GAAP financial measures).

3rd Quarter 2019 Key Earnings Drivers EPS Q3 Q3 2019 vs Q3 2018 $1.95 September 30, 2018 (GAAP) $ 1.80 $1.91 $1.90 Changes in: $1.85 $1.83 Retail non-fuel base revenues $ 0.27 $1.80 O&M expenses at fossil-fuel $1.80 generating plants $ 0.03 $1.75 Investment & interest income, NDT $ (0.10) $1.70 Strategic transaction costs $ (0.08) $1.65 $1.62 Other $ (0.01) $1.60 September 30, 2019 (GAAP) * $ 1.91 $1.55 $1.50 Non-GAAP Adjustments $ (0.08) $1.45 September 30, 2019 (non-GAAP) * $ 1.83 2019 2018 2019 2018 (non- (non- (GAAP) (GAAP) GAAP) GAAP) ⃰ Excluding the strategic transaction costs associated with the proposed Merger, Q3 2019 GAAP EPS was $1.99 and Q3 2019 non-GAAP EPS was $1.91. Neither EE nor Sun Jupiter Holdings, LLC will 8 seek to recover transaction costs associated with the proposed Merger.

Historical Weather Analysis 3rd Quarter CDDs vs 10-YR Average 2,000 1,880 1,787 1,800 1,732 1,702 1,603 1,497 1,596 1,532 1,600 10-YR CDD 1,444 1,415 Average – 1,619 1,400 1,200 1,000 800 600 400 200 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 CDDs 10-YR Average 3rd Quarter 2019 CDDs • 10.5% Above 3rd Quarter 2018 9 • 16.1% Above 10-YR Average

3rd Quarter Customers and Retail Sales Average No. Percent Percent of Retail MWH Change(1) Change(1) Customers Residential 381,283 1.6% 1,166,364 10.1% C&I Small 42,856 0.8% 742,939 1.9% C&I Large 48 - 249,257 (4.9%) Public Authorities 6,248 8.3% 463,091 3.5% Total Retail 430,435 1.6% 2,621,651 5.0% Cooling Degree Days 1,880 10.5% (1) Percent change expressed as change in third quarter 2019 from third quarter 2018 10

Capital Requirements and Liquidity Sept 30, 2019 Credit Quality (1) (2) Total Liquidity (in $ millions) Moody's S&P Revolving Credit Rating Baa2 BBB $ 250.0 Facility Availability Outlook Stable Negative Cash $ 15.6 Liquidity $ 265.6  On October 17, 2019, the Board approved a quarterly cash dividend of $0.385 per share of common stock payable on December 27, 2019 to shareholders of record as of the close of business on December 13, 2019(3)  In light of the proposed Merger, EE will no longer provide guidance nor is it affirming past guidance (1) On September 17, 2019, Moody’s downgraded EE from Baa1 to Baa2 and changed its outlook to Stable from Rating Under Review (2) On June 5, 2019, S&P affirmed EE’s BBB credit rating and revised its outlook to Negative from Stable (3) In accordance with the proposed Merger, until closing, shareholders will continue to be entitled to receive any 11 quarterly cash dividends, including a “stub period” dividend with respect to the period between the last quarterly dividend paid by EE and the close of the proposed Merger.

Appendix 12

Use of Non-GAAP Financial Measures  As required by an accounting standard, changes in the fair value of equity securities are now recognized in EE’s Statements of Operations. The adoption of this standard added the potential for significant volatility to the reported results of operations as changes in the fair value of equity securities may occur.  Accordingly, in addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), EE has provided adjusted net income and adjusted basic earnings per share, both of which are non-GAAP financial measures. Management believes that providing this additional information is useful to investors in understanding EE’s core operating performance because each measure removes the effects of variances that are not indicative of fundamental changes in the earnings capacity of EE. Adjusted net income and adjusted basic earnings per share are calculated by excluding the impact of changes in fair value from EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities in the Company’s Palo Verde nuclear decommissioning trust funds.  Adjusted net income and adjusted basic earnings per share are not measures of financial performance under GAAP and should not be considered as an alternative to net income and basic earnings per share, respectively. Furthermore, EE’s presentation of any non-GAAP financial measure may not be comparable to similarly titled measures used by other companies. Please refer to slide 14 of this presentation for a reconciliation of adjusted net income and adjusted basic earnings per share to the most directly comparable financial measures, net income and basic earnings per share, respectively, prepared in accordance with GAAP. 13

Reconciliation of Net Income (GAAP) and Basic EPS (GAAP) to Adjusted Net Income (Non-GAAP) and Adjusted Basic EPS (Non-GAAP) Use of Non-GAAP Financial Measures As required by ASU 2016-01, Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities, changes in the fair value of equity securities are recognized in the Company's Statements of Operations. This standard added the potential for significant volatility to the Company's reported results of operations as changes in the fair value of equity securities may occur. Furthermore, the equity investments included in the NDT are significant and are expected to increase significantly during the remaining life (estimated to be 26 to 29 years) of the Palo Verde Generating Station. Accordingly, the Company has provided the following non-GAAP financial measures to exclude the impact of changes in fair value of equity securities and realized gains (losses) from the sale of both equity and fixed income securities. Reconciliations of both non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP are presented in the table below. Non-GAAP adjusted net income is reconciled to GAAP net income, and non-GAAP adjusted basic earnings per share is reconciled to GAAP basic earnings per share. Three Months Ended Nine Months Ended September 30, September 30, 2019 (a) 2018 2019 (b) 2018 (In thousands except for per share data) (In thousands except for per share data) Net Income (GAAP) $ 77,880 $ 73,271 $ 110,095 $ 99,600 Adjusting items before income tax effects Unrealized gains, net (874) (6,528) (22,773) (3,730) Realized gains, net (3,338) (2,562) (2,654) (5,953) Total adjustments before income tax effects (4,212) (9,090) (25,427) (9,683) Income taxes on above adjustments 842 1,818 5,085 1,937 Adjusting items, net of income taxes (3,370) (7,272) (20,342) (7,746) Adjusted net income (non-GAAP) $ 74,510 $ 65,999 $ 89,753 $ 91,854 Basic earnings per share (GAAP) $ 1.91 $ 1.80 $ 2.70 $ 2.45 Adjusted basic EPS (non-GAAP) $ 1.83 $ 1.62 $ 2.20 $ 2.26 As of September 30, 2019, the EE nuclear decommissioning trust portfolio had a market value of $312 million. (a) Net income (GAAP) and adjusted net income (non-GAAP) include a pre-tax charge of $3.8 14 million or $0.08 per share, after tax, of strategic transaction costs. (b) Net income (GAAP) and adjusted net income (non-GAAP) include a pre-tax charge of $9.5 million or $0.19 per share, after tax, of strategic transaction costs.

Anticipated Timeline for New Generating Resources In November 2019, EE will (1) Announced RFP submit requests for Additional 278 MW of results regulatory approvals in peak generating Texas and New Mexico capacity Q2 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q2 Q3 2020 2021 2017 2018 2019 2019 2019 2019 2022 2022 2023 2023 Issued All-Source Contract negotiations Additional 100 MW RFP & execution of peak generating capacity (1) The winning bids include: (a) the construction of a 228 MW natural gas combustion turbine generating unit at the Company’s Newman Power Station for an expected cost of approximately $143 million, (b) the expected PPAs of 200 MW of utility scale solar resources, and (c) the potential PPA of 100 MW of battery storage 15